Exhibit 99.1

Company Contact:	Investor Relations Contact:
Michael Anthofer	Moriah Shilton
Chief Financial Officer	Director, Investor Relations
408-321-6711	408-321-6713

TESSERA TECHNOLOGIES ANNOUNCES THIRD QUARTER 2008 RESULTS

- Third Quarter 2008 Royalty and License Fees of $57.6 Million Grew 38 Percent

Versus Prior Year Quarter -

San Jose, Calif., Oct. 30, 2008 – Tessera Technologies, Inc. (Nasdaq: TSRA) announced its results for the third quarter ended Sept. 30, 2008.

Revenue Highlights: Third Quarter 2008

•	Total revenue was $63.5 million.
•	Royalty and license fees were $57.6 million.
•	Product and service revenue was $5.9 million.

Generally accepted accounting principles (GAAP) net loss for the third quarter of 2008 was $5.4 million, or $0.11 per share, which included non-cash charges of $6.6 million for stock-based compensation, $2.9 million for amortization of acquired intangibles and impairment charges of $2.4 million related to certain investments.

Non-GAAP net income for the third quarter of 2008 was $387,000 or $0.01 per diluted share. Non-GAAP net income and operating expenses are defined as income and operating expenses adjusted for non-cash tax expense, acquired intangibles amortization, charges for acquired in-process research and development, and stock-based compensation expense. Non-GAAP net income per share equals non-GAAP net income divided by the non-GAAP weighted diluted share count as of that period end.

“Solid DRAM and wireless unit growth and self-audits performed by customers drove our third quarter royalty and license fees to $57.6 million,” said Henry R. “Hank” Nothhaft, president and chief executive officer, Tessera. “Strong demand for cell phones in emerging markets and greater numbers of smart phone shipments continued in the industry’s third quarter. As we recognize recurring royalties one quarter in arrears, those shipments will drive the underlying growth in our fourth quarter royalty and license fees. This growth will be somewhat offset by volume based pricing adjustments that are triggered by shipments of two customers whose license agreements provide for these adjustments. We remain confident in the strength of our overall business, which is supported by a solid balance sheet and recurring revenue growth.”

“We had a strong third quarter that resulted in an increase in cash, cash equivalents and investments of $10.9 million over the prior quarter to $286.8 million,” stated Michael Anthofer, chief financial officer, Tessera. “We were extraordinarily active in our enforcement efforts in the quarter, which included hearings in two of our International Trade Commission (ITC) actions. The preparation for and completion of these hearings drove our litigation expense for the quarter to $29.2 million. The ITC actions are important elements of our overall strategy to protect our intellectual property and ensure a level playing field for our customers.”

Revenue Highlights: Nine-month Period Ended Sept. 30, 2008

•	Total revenue was $179.2 million.
•	Royalty and license fees were $157.8 million.
•	Product and service revenue was $21.4 million.

GAAP net loss for the nine-month period was $3.0 million, or $0.06 per share. Non-GAAP net income for the nine-month period was $25.5 million, or $0.52 per diluted share.

Fourth Quarter 2008 Financial Guidance

Tessera expects fourth quarter total revenue to be within the range of $60 million to $62 million. Royalty and license fees are expected to range between $53 million and $55 million. Product and service revenue is expected to be approximately $7 million. The fourth quarter revenue guidance does not include any contribution from Amkor Technology, Inc.

Non-GAAP operating expenses for the fourth quarter of 2008 are projected to range between $29 million to $30 million, excluding litigation expenses. Tessera expects its litigation expenses in the fourth quarter to be lower than the third quarter.

As per company policy, quarterly guidance does not include settlements from the company’s current enforcement actions.

Conference Call Information

Tessera Technologies will hold its third quarter 2008 earnings conference call at 1:30 P.M. Pacific (4:30 P.M. Eastern) on Thursday, Oct. 30, 2008. To access the call in the U.S., please dial 866-531-1286, and for international callers dial 706-643-3789 approximately 10 minutes prior to the start of the conference call. The conference call will also be broadcast live over the Internet and available for replay for 90 days at www.tessera.com. In addition, a replay of the call will be available via telephone for 2 business days, beginning two hours after the call. To listen to the telephone replay in the U.S., please dial 800-642-1687 and for international callers, dial 706-645-9291. Enter access code 68087056.

About Tessera Technologies, Inc.

Tessera is a leading provider of miniaturization technologies for the electronics industry. The company licenses its innovations, as well as delivers products based on these innovations to promote the development of the supply chain infrastructure, thus enabling manufacturers to get the right product to market, at the right time. Tessera is headquartered in San Jose, California. For information call 1.408.321.6000 or go to www.tessera.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the company’s earnings release contains non-GAAP financial measures that are adjusted for non-cash tax expense, and stock compensation and the requirements of SFAS No. 123(R), “Share-based Payment” (“123R”). The non-GAAP financial measures used by management and disclosed by the company exclude the income statement effects of non-cash tax expense, either one-time or ongoing non-cash acquired intangibles amortization charges, acquired in-process research and development, and all forms of stock-based compensation and the effects of 123R upon the number of diluted shares used in calculating non-GAAP earnings per share. Management believes that the non-GAAP measures used in this report provide investors with important perspectives into the company’s ongoing business performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Set forth below are reconciliations of non-GAAP net income to our reported GAAP net income.

Safe Harbor Statement

This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ significantly from those projected. Material factors that may cause results to differ from the statements made include delays, setbacks or losses relating to our intellectual property or intellectual property litigations, or any invalidation or limitation of our key patents; fluctuations in our operating results due to the timing of new license agreements and royalties, or due to legal costs; changes in patent laws, regulation or enforcement, or other factors that might affect our ability to protect our intellectual property; the risk of a decline in demand for semiconductor products; failure by the industry to adopt our technologies; competing technologies; the future expiration of our patents;

the future expiration of our license agreements and the cessation of related royalty income; the failure or refusal of licensees to pay royalties; failure to achieve the growth prospects and synergies expected from acquisition transactions; and delays and challenges associated with integrating acquired companies with our existing businesses. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this release. Tessera’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, include more information about factors that could affect the company’s financial results.

-Tables follow-

TESSERA TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007 (1)	2008	2007 (1)
Revenues:
Royalty and license fees	$57,587	$41,798	$157,771	$115,544
Product and service revenues	5,914	7,356	21,395	27,104

Total revenues	63,501	49,154	179,166	142,648

Operating expenses:
Cost of revenues	4,074	3,603	12,801	13,917
Research, development and other related costs	15,898	9,920	44,945	27,106
Selling, general and administrative	47,083	17,655	117,342	51,598

Total operating expenses	67,055	31,178	175,088	92,621

Operating income (loss)	(3,554)	17,976	4,078	50,027
Other income and expense, net	(1,033)	3,080	3,280	8,686

Income (loss) before taxes	(4,587)	21,056	7,358	58,713
Provision for income taxes	770	9,874	10,405	26,577

Net income (loss)	$(5,357)	$11,182	$(3,047)	$32,136

Basic and diluted net income (loss) per share:
Net income (loss) per share - basic	$(0.11)	$0.23	$(0.06)	$0.68

Net income (loss) per share - diluted	$(0.11)	$0.23	$(0.06)	$0.66

Weighted average number of shares used in per share calculations - basic	47,904	47,688	47,951	47,423

Weighted average number of shares used in per share calculations - diluted	47,904	48,586	47,951	48,554

(1)	Certain prior year amounts have been reclassified to conform to current year presentation in the Consolidated Statements of Operations.

TESSERA TECHNOLOGIES, INC.

CONSOLIDATED SUMMARY BALANCE SHEET INFORMATION

(in thousands)

	September 30, 2008	December 31, 2007*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$52,710	$207,158
Short-term investments	207,958	82,566
Accounts receivable, net	7,650	13,464
Inventories	1,905	1,817
Deferred tax assets	11,085	5,291
Other current assets	4,773	3,544

Total current assets	286,081	313,840
Property and equipment, net	34,603	29,443
Intangible assets, net	72,235	51,336
Goodwill	42,732	35,489
Deferred tax assets	15,358	12,937
Long-term investments	26,150	—
Other assets	4,057	1,391

Total assets	$481,216	$444,436

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,654	$2,301
Accrued legal fees	14,624	4,789
Accrued liabilities	15,245	9,532
Deferred revenue	2,676	469
Income tax payable	1,578	1,274

Total current liabilities	37,777	18,365

Deferred tax liabilities	10,934	7,747
Other long-term liabilities	1,178	—
Stockholders’ equity:
Common stock	49	48
Additional paid-in capital	341,226	313,387
Treasury stock	(10,505)	(544)
Accumulated other comprehensive loss	(2,323)	(494)
Retained earnings	102,880	105,927

Total stockholders’ equity	431,327	418,324

Total liabilities and stockholders’ equity	$481,216	$444,436

*	Derived from audited financial statements

TESSERA TECHNOLOGIES, INC.

RECONCILIATION TO NON-GAAP INCOME FROM GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30, 2008
	GAAP	Stock-based Compensation	Amortization of Acquired Intangibles	Non-cash Tax Expense	Acquired In-process Research & Development Charge	Non-GAAP, as adjusted
Revenues:
Royalty and license fees	$57,587					$57,587
Product and service revenues	5,914					5,914

Total revenues	63,501					63,501

Operating expenses:
Cost of revenues	4,074	(92)	(766)			3,216
Research, development and other related costs	15,898	(2,457)	(1,677)		—	11,764
Selling, general and administrative	47,083	(4,046)	(459)			42,578

Total operating expenses	67,055	(6,595)	(2,902)	—	—	57,558

Operating income (loss)	(3,554)	6,595	2,902	—	—	5,943
Other income and expense, net	(1,033)					(1,033)

Income (loss) before taxes	(4,587)	6,595	2,902	—	—	4,910
Provision for income taxes	770			3,753		4,523

Net income (loss)	$(5,357)	$6,595	$2,902	$(3,753)	$—	$387

Basic and diluted net income (loss) per share:
Net income (loss) per share - basic	$(0.11)

Net income (loss) per share - diluted	$(0.11)					$0.01

Weighted average number of shares used in per share calculations - basic	47,904

Weighted average number of shares used in per share calculations - diluted	47,904					49,154	*

*	Excludes the effects of 123(R)

	Three Months Ended September 30, 2007
	GAAP (1)	Stock-based Compensation	Amortization of Acquired Intangibles	Non-cash Tax Expense	Acquired In-process Research & Development Charge	Non-GAAP, as adjusted
Revenues:
Royalty and license fees	$41,798					$41,798
Product and service revenues	7,356					7,356

Total revenues	49,154					49,154

Operating expenses:
Cost of revenues	3,603	(425)	(423)			2,755
Research, development and other related costs	9,920	(712)	(1,264)			7,944
Selling, general and administrative	17,655	(3,247)	(201)			14,207

Total operating expenses	31,178	(4,384)	(1,888)	—	—	24,906

Operating income	17,976	4,384	1,888	—	—	24,248
Other income and expense, net	3,080					3,080

Income before taxes	21,056	4,384	1,888	—	—	27,328
Provision for income taxes	9,874			(7,609)		2,265

Net income	$11,182	$4,384	$1,888	$7,609	$—	$25,063

Basic and diluted net income per share:
Net income per share - basic	$0.23

Net income per share - diluted	$0.23					$0.51

Weighted average number of shares used in per share calculations - basic	47,688

Weighted average number of shares used in per share calculations - diluted	48,586					49,016	*

*	Excludes the effects of 123(R)

(1)	Certain prior year amounts have been reclassified to conform to current year presentation in the Consolidated Statements of Operations.

TESSERA TECHNOLOGIES, INC.

RECONCILIATION TO NON-GAAP INCOME FROM GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Nine Months Ended September 30, 2008
	GAAP	Stock-based Compensation	Amortization of Acquired Intangibles	Non-cash Tax Expense	Acquired In-process Research & Development Charge	Non-GAAP, as adjusted
Revenues:
Royalty and license fees	$157,771					$157,771
Product and service revenues	21,395					21,395

Total revenues	179,166					179,166

Operating expenses:
Cost of revenues	12,801	(345)	(2,126)			10,330
Research, development and other related costs	44,945	(5,571)	(4,777)		(2,500)	32,097
Selling, general and administrative	117,342	(10,966)	(1,249)			105,127

Total operating expenses	175,088	(16,882)	(8,152)	—	(2,500)	147,554

Operating income	4,078	16,882	8,152	—	2,500	31,612
Other income and expense, net	3,280					3,280

Income before taxes	7,358	16,882	8,152	—	2,500	34,892
Provision for income taxes	10,405			(1,059)		9,346

Net income (loss)	$(3,047)	$16,882	$8,152	$1,059	$2,500	$25,546

Basic and diluted net income (loss) per share:
Net income (loss) per share - basic	$(0.06)

Net income (loss) per share - diluted	$(0.06)					$0.52

Weighted average number of shares used in per share calculations - basic	47,951

Weighted average number of shares used in per share calculations - diluted	47,951					49,277	*

*	Excludes the effects of 123(R)

	Nine Months Ended September 30, 2007
	GAAP (1)	Stock-based Compensation	Amortization of Acquired Intangibles	Non-cash Tax Expense	Acquired In-process Research & Development Charge	Non-GAAP, as adjusted
Revenues:
Royalty and license fees	$115,544					$115,544
Product and service revenues	27,104					27,104

Total revenues	142,648					142,648

Operating expenses:
Cost of revenues	13,917	(1,722)	(1,267)			10,928
Research, development and other related costs	27,106	(1,831)	(3,206)		—	22,069
Selling, general and administrative	51,598	(9,659)	(605)			41,334

Total operating expenses	92,621	(13,212)	(5,078)	—	—	74,331

Operating income	50,027	13,212	5,078	—	—	68,317
Other income and expense, net	8,686					8,686

Income before taxes	58,713	13,212	5,078	—	—	77,003
Provision for income taxes	26,577			(21,016)		5,561

Net income	$32,136	$13,212	$5,078	$21,016	$—	$71,442

Basic and diluted net income per share:
Net income per share - basic	$0.68

Net income per share - diluted	$0.66					$1.45

Weighted average number of shares used in per share calculations - basic	47,423

Weighted average number of shares used in per share calculations - diluted	48,554					49,127	*

*	Excludes the effects of 123(R)

(1)	Certain prior year amounts have been reclassified to conform to current year presentation in the Consolidated Statements of Operations.